Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve months ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	4Q'14 vs. 4Q'13		Dec 31, 2014	Dec 31, 2013	YTD'14 vs. YTD'13
EARNINGS
Net interest income	$2,978	$2,879	$2,720	$2,743	$2,849	$129	4.5%	$11,320	$10,571	$749	7.1%
Retailer share arrangements	(698)	(693)	(590)	(594)	(662)	(36)	5.4%	(2,575)	(2,373)	(202)	8.5%
Net interest income, after retailer share arrangements	2,280	2,186	2,130	2,149	2,187	93	4.3%	8,745	8,198	547	6.7%
Provision for loan losses	797	675	681	764	818	(21)	(2.6)%	2,917	3,072	(155)	(5.0)%
Net interest income, after retailer share arrangements and provision for loan losses	1,483	1,511	1,449	1,385	1,369	114	8.3%	5,828	5,126	702	13.7%
Other income	162	96	112	115	130	32	24.6%	485	500	(15)	(3.0)%
Other expense	792	728	797	610	807	(15)	(1.9)%	2,927	2,484	443	17.8%
Earnings before provision for income taxes	853	879	764	890	692	161	23.3%	3,386	3,142	244	7.8%
Provision for income taxes	322	331	292	332	249	73	29.3%	1,277	1,163	114	9.8%
Net earnings	$531	$548	$472	$558	$443	$88	19.9%	$2,109	$1,979	$130	6.6%
Net earnings attributable to common stockholders	$531	$548	$472	$558	$443	$88	19.9%	$2,109	$1,979	$130	6.6%

COMMON SHARE STATISTICS
Basic EPS	$0.64	$0.70	$0.67	$0.79	$0.63	$0.01	1.6%	$2.78	$2.81	$(0.03)	(1.1)%
Diluted EPS	$0.64	$0.70	$0.67	$0.79	$0.63	$0.01	1.6%	$2.78	$2.81	$(0.03)	(1.1)%
Common stock price	$29.75	$24.55	n/a	n/a	n/a	$29.75	n/a	$29.75	n/a	$29.75	n/a
Book value per share	$12.57	$11.92	$9.06	$8.57	$8.45	$4.12	48.8%	$12.57	$8.45	$4.12	48.8%
Tangible book value per share(1)	$10.81	$10.25	$7.06	$6.56	$6.68	$4.13	61.8%	$10.81	$6.68	$4.13	61.8%

Beginning common shares outstanding	833.8	705.3	705.3	705.3	705.3	128.5	18.2%	705.3	705.3	—	—%
Issuance of common shares through initial public offering	—	128.5	—	—	—	—	NM	128.5	—	128.5	NM
Shares repurchased	—	—	—	—	—	—	NM	—	—	—	NM
Ending common shares outstanding	833.8	833.8	705.3	705.3	705.3	128.5	18.2%	833.8	705.3	128.5	18.2%

Weighted average common shares outstanding	833.8	781.8	705.3	705.3	705.3	128.5	18.2%	757.4	705.3	52.1	7.4%
Weighted average common shares outstanding (fully diluted)	834.3	781.9	705.3	705.3	705.3	129.0	18.3%	757.6	705.3	52.3	7.4%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve months ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	4Q'14 vs. 4Q'13		Dec 31, 2014	Dec 31, 2013	YTD'14 vs. YTD'13
PERFORMANCE METRICS
Return on assets(1)	2.7%	3.2%	3.1%	3.9%	3.0%		(0.3)%	3.2%	3.5%		(0.3)%
Return on equity(2)	20.2%	26.8%	29.9%	35.3%	31.1%		(10.9)%	26.7%	38.6%		(11.9)%
Return on tangible common equity(3)	23.4%	32.4%	38.5%	44.2%	40.0%		(16.6)%	32.4%	51.1%		(18.7)%
Net interest margin(4)	15.60%	17.11%	17.84%	18.83%	19.30%		(3.70)%	17.20%	18.78%		(1.58)%
Efficiency ratio(5)	32.4%	31.9%	35.5%	26.9%	34.8%		(2.4)%	31.7%	28.6%		3.1%
Other expense as a % of average loan receivables, including held for sale	5.16%	5.09%	5.77%	4.51%	5.77%		(0.61)%	5.13%	4.74%		0.39%
Effective income tax rate	37.7%	37.7%	38.2%	37.3%	36.0%		1.7%	37.7%	37.0%		0.7%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.32%	4.05%	4.88%	4.86%	5.13%		(0.81)%	4.51%	4.68%		(0.17)%
30+ days past due as a % of period-end loan receivables	4.14%	4.26%	3.82%	4.09%	4.35%		(0.21)%	4.14%	4.35%		(0.21)%
90+ days past due as a % of period-end loan receivables	1.90%	1.85%	1.65%	1.93%	1.96%		(0.06)%	1.90%	1.96%		(0.06)%
Net charge-offs	$663	$579	$673	$658	$718	$(55)	(7.7)%	$2,573	$2,454	$119	4.8%
Loan receivables delinquent over 30 days	$2,536	$2,416	$2,097	$2,220	$2,488	$48	1.9%	$2,536	$2,488	$48	1.9%
Loan receivables delinquent over 90 days	$1,162	$1,051	$908	$1,046	$1,121	$41	3.7%	$1,162	$1,121	$41	3.7%

Allowance for loan losses (period-end)	$3,236	$3,102	$3,006	$2,998	$2,892	$344	11.9%	$3,236	$2,892	$344	11.9%
Allowance coverage ratio(6)	5.28%	5.46%	5.48%	5.52%	5.05%		0.23%	5.28%	5.05%		0.23%

BUSINESS METRICS
Purchase volume(7)	$30,081	$26,004	$25,978	$21,086	$27,002	$3,079	11.4%	$103,149	$93,858	$9,291	9.9%
Period-end loan receivables	$61,286	$56,767	$54,873	$54,285	$57,254	$4,032	7.0%	$61,286	$57,254	$4,032	7.0%
Credit cards	$58,880	$54,263	$52,406	$52,008	$54,958	$3,922	7.1%	$58,880	$54,958	$3,922	7.1%
Consumer installment loans	$1,063	$1,081	$1,047	$963	$965	$98	10.2%	$1,063	$965	$98	10.2%
Commercial credit products	$1,320	$1,404	$1,405	$1,299	$1,317	$3	0.2%	$1,320	$1,317	$3	0.2%
Other	$23	$19	$15	$15	$14	$9	64.3%	$23	$14	$9	64.3%
Average loan receivables, including held for sale	$59,547	$57,391	$55,363	$55,495	$54,895	$4,652	8.5%	$57,101	$52,407	$4,694	9.0%
Period-end active accounts (in thousands)(8)	64,286	60,489	59,248	57,349	61,957	2,329	3.8%	64,286	61,957	2,329	3.8%
Average active accounts (in thousands)(8)	61,667	59,907	58,386	59,342	58,402	3,265	5.6%	60,009	56,253	3,756	6.7%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,828	$14,808	$6,782	$5,331	$2,319	$9,509	NM	$11,828	$2,319	$9,509	NM
Total liquid assets	$12,942	$14,077	$6,119	$4,806	$2,058	$10,884	NM	$12,942	$2,058	$10,884	NM
Undrawn credit facilities
Undrawn committed securitization financings	$6,100	$5,650	$5,650	$450	$—	$6,100	NM	$6,100	$—	$6,100	NM
Total liquid assets and undrawn credit facilities	$19,042	$19,727	$11,769	$5,256	$2,058	$16,984	NM	$19,042	$2,058	$16,984	NM
Liquid assets % of total assets	17.09%	19.16%	9.69%	8.11%	3.48%		13.61%	17.09%	3.48%		13.61%
Liquid assets including undrawn committed securitization financings % of total assets	25.15%	26.85%	18.63%	8.87%	3.48%		21.67%	25.15%	3.48%		21.67%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a
GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(7) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(8) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve months ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	4Q'14 vs. 4Q'13		Dec 31, 2014	Dec 31, 2013	YTD'14 vs. YTD'13
Interest income:
Interest and fees on loans	$3,252	$3,116	$2,920	$2,928	$3,032	$220	7.3%	$12,216	$11,295	$921	8.2%
Interest on investment securities	8	7	6	5	5	3	60.0%	26	18	8	44.4%
Total interest income	3,260	3,123	2,926	2,933	3,037	223	7.3%	12,242	11,313	929	8.2%

Interest expense:
Interest on deposits	139	126	109	96	93	46	49.5%	470	374	96	25.7%
Interest on borrowings of consolidated securitization entities	57	57	54	47	49	8	16.3%	215	211	4	1.9%
Interest on third party debt	78	46	—	—	—	78	NM	124	—	124	NM
Interest on related party debt	8	15	43	47	46	(38)	(82.6)%	113	157	(44)	(28.0)%
Total interest expense	282	244	206	190	188	94	50.0%	922	742	180	24.3%

Net interest income	2,978	2,879	2,720	2,743	2,849	129	4.5%	11,320	10,571	749	7.1%

Retailer share arrangements	(698)	(693)	(590)	(594)	(662)	(36)	5.4%	(2,575)	(2,373)	(202)	8.5%
Net interest income, after retailer share arrangements	2,280	2,186	2,130	2,149	2,187	93	4.3%	8,745	8,198	547	6.7%

Provision for loan losses	797	675	681	764	818	(21)	(2.6)%	2,917	3,072	(155)	(5.0)%
Net interest income, after retailer share arrangements and provision for loan losses	1,483	1,511	1,449	1,385	1,369	114	8.3%	5,828	5,126	702	13.7%

Other income:
Interchange revenue	120	101	92	76	89	31	34.8%	389	324	65	20.1%
Debt cancellation fees	67	68	70	70	88	(21)	(23.9)%	275	324	(49)	(15.1)%
Loyalty programs	(91)	(84)	(63)	(43)	(57)	(34)	59.6%	(281)	(213)	(68)	31.9%
Other	66	11	13	12	10	56	NM	102	65	37	56.9%
Total other income	162	96	112	115	130	32	24.6%	485	500	(15)	(3.0)%

Other expense:
Employee costs	227	239	207	193	190	37	19.5%	866	698	168	24.1%
Professional fees	152	159	155	141	157	(5)	(3.2)%	607	486	121	24.9%
Marketing and business development	165	115	97	83	117	48	41.0%	460	269	191	71.0%
Information processing	60	47	53	52	52	8	15.4%	212	193	19	9.8%
Other	188	168	285	141	291	(103)	(35.4)%	782	838	(56)	(6.7)%
Total other expense	792	728	797	610	807	(15)	(1.9)%	2,927	2,484	443	17.8%

Earnings before provision for income taxes	853	879	764	890	692	161	23.3%	3,386	3,142	244	7.8%
Provision for income taxes	322	331	292	332	249	73	29.3%	1,277	1,163	114	9.8%
Net earnings attributable to common shareholders	$531	$548	$472	$558	$443	$88	19.9%	$2,109	$1,979	$130	6.6%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014 vs. Dec 31, 2013
Assets
Cash and equivalents	$11,828	$14,808	$6,782	$5,331	$2,319	$9,509	NM
Investment securities	1,598	325	298	265	236	1,362	NM
Loan receivables:
Unsecuritized loans held for investment	34,335	30,474	28,280	29,101	31,183	3,152	10.1%
Restricted loans of consolidated securitization entities	26,951	26,293	26,593	25,184	26,071	880	3.4%
Total loan receivables	61,286	56,767	54,873	54,285	57,254	4,032	7.0%
Less: Allowance for loan losses	(3,236)	(3,102)	(3,006)	(2,998)	(2,892)	(344)	11.9%
Loan receivables, net	58,050	53,665	51,867	51,287	54,362	3,688	6.8%
Loan receivables held for sale	332	1,493	1,458	—	—	332	NM
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	519	449	463	464	300	219	73.0%
Other assets	2,431	1,780	1,358	949	919	1,512	164.5%
Total assets	$75,707	$73,469	$63,175	$59,245	$59,085	$16,622	28.1%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$34,847	$32,480	$30,258	$27,123	$25,360	$9,487	37.4%
Non-interest-bearing deposit accounts	108	209	204	235	359	(251)	(69.9)%
Total deposits	34,955	32,689	30,462	27,358	25,719	9,236	35.9%
Borrowings:
Borrowings of consolidated securitization entities	14,967	15,091	15,114	14,642	15,362	(395)	(2.6)%
Bank term loan facility	8,245	7,495	—	—	—	8,245	NM
Senior unsecured notes	3,593	3,593	—	—	—	3,593	NM
Related party debt	655	1,405	7,859	8,062	8,959	(8,304)	(92.7)%
Total borrowings	27,460	27,584	22,973	22,704	24,321	3,139	12.9%
Accrued expenses and other liabilities	2,814	3,255	3,347	3,141	3,085	(271)	(8.8)%
Total liabilities	65,229	63,528	56,782	53,203	53,125	12,104	22.8%
Equity:
Parent’s net investment	—	—	—	6,052	5,973	(5,973)	(100.0)%
Common stock	1	1	1	—	—	1	NM
Additional paid-in-capital	9,408	9,401	6,399	—	—	9,408	NM
Retained earnings	1,079	548	—	—	—	1,079	NM
Accumulated other comprehensive income:	(10)	(9)	(7)	(10)	(13)	3	(23.1)%
Total equity	10,478	9,941	6,393	6,042	5,960	4,518	75.8%
Total liabilities and equity	$75,707	$73,469	$63,175	$59,245	$59,085	$16,622	28.1%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2014			Sep 30, 2014			Jun 30, 2014			Mar 31, 2014			Dec 31, 2013
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,631	$7	0.20%	$9,793	$4	0.16%	$5,489	$3	0.22%	$4,001	$2	0.21%	$2,792	$2	0.28%
Securities available for sale	962	1	0.40%	309	3	3.89%	285	3	4.22%	250	3	4.92%	237	3	4.97%

Loan receivables:
Credit cards, including held for sale	57,075	3,186	21.68%	54,891	3,054	22.32%	52,957	2,860	21.66%	53,211	2,867	22.10%	52,271	2,963	22.25%
Consumer installment loans	1,072	27	9.78%	1,070	25	9.37%	1,004	24	9.59%	959	23	9.84%	1,249	29	9.11%
Commercial credit products	1,379	38	10.70%	1,412	37	10.51%	1,387	36	10.41%	1,311	38	11.89%	1,362	39	11.24%
Other	21	1	NM	18	—	—%	15	—	—%	14	—	—%	13	1	NM
Total loan receivables, including held for sale	59,547	3,252	21.21%	57,391	3,116	21.78%	55,363	2,920	21.16%	55,495	2,928	21.64%	54,895	3,032	21.68%
Total interest-earning assets	74,140	3,260	17.07%	67,493	3,123	18.56%	61,137	2,926	19.20%	59,746	2,933	20.13%	57,924	3,037	20.58%

Non-interest-earning assets:
Cash and due from banks	1,220			1,260			637			561			533
Allowance for loans losses	(3,160)			(3,058)			(3,005)			(2,931)			(2,823)
Other assets	2,831			2,605			2,446			2,045			2,072
Total non-interest-earning assets	891			807			78			(325)			(218)

Total assets	$75,031			$68,300			$61,215			$59,421			$57,706

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$33,980	$139	1.59%	$31,459	$126	1.61%	$28,568	$109	1.53%	$26,317	$96	1.50%	$23,857	$93	1.53%
Borrowings of consolidated securitization entities	14,766	57	1.50%	15,102	57	1.51%	14,727	54	1.47%	14,830	47	1.30%	15,378	49	1.25%
Bank term loan facility(1)	8,057	46	2.22%	3,747	28	3.00%	—	—	—%	—	—	—%	—	—	—%
Senior unsecured notes(1)	3,593	32	3.46%	1,797	18	4.02%	—	—	—%	—	—	—%	—	—	—%
Related party debt(1)	843	8	3.68%	4,582	15	1.31%	7,959	43	2.17%	8,286	47	2.33%	9,037	46	2.00%
Total interest-bearing liabilities	61,239	282	1.79%	56,687	244	1.73%	51,254	206	1.61%	49,433	190	1.58%	48,272	188	1.53%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	182			206			221			331			450
Other liabilities	3,382			3,208			3,412			3,182			3,391
Total non-interest-bearing liabilities	3,564			3,414			3,633			3,513			3,841

Total liabilities	64,803			60,101			54,887			52,946			52,113

Equity
Total equity	10,228			8,199			6,328			6,475			5,593

Total liabilities and equity	$75,031			$68,300			$61,215			$59,421			$57,706
Net interest income		$2,978			$2,879			$2,720			$2,743			$2,849

Interest rate spread(2)			15.28%			16.83%			17.59%			18.55%			19.05%
Net interest margin(3)			15.60%			17.11%			17.84%			18.83%			19.30%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rates for the quarters ended December 31, 2014 and September 30, 2014, were as follows: GECC loan 4.21% and 4.21%, Bank term loan facility 2.19% and 2.21%,
Senior unsecured notes 3.52% and 3.62% respectively. The Bank term loan facility effective rate for the quarter ended September 30, 2014 excludes the impact of a one time charge incurred in connection with the prepayment of the loan facility.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve months ended Dec 31, 2014			Twelve months ended Dec 31, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$8,230	$16	0.19%	$3,651	$10	0.27%
Securities available for sale	487	10	2.05%	217	8	3.69%

Loan receivables:
Credit cards, including held for sale	54,686	11,967	21.88%	49,704	11,015	22.16%
Consumer installment loans	1,025	99	9.66%	1,336	129	9.66%
Commercial credit products	1,373	149	10.85%	1,355	150	11.07%
Other	17	1	5.88%	12	1	8.33%
Total loan receivables, including held for sale	57,101	12,216	21.39%	52,407	11,295	21.55%
Total interest-earning assets	65,818	12,242	18.60%	56,275	11,313	20.10%

Non-interest-earning assets:
Cash and due from banks	881			552
Allowance for loans losses	(3,039)			(2,693)
Other assets	2,492			2,050
Total non-interest-earning assets	334			(91)

Total assets	$66,152			$56,184

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$30,110	$470	1.56%	$22,405	$374	1.67%
Borrowings of consolidated securitization entities	14,835	215	1.45%	16,209	211	1.30%
Bank term loan facility(1)	3,056	74	2.42%	—	—	—%
Senior unsecured notes(1)	1,382	50	3.62%	—	—	—%
Related party debt(1)	5,335	113	2.12%	9,000	157	1.74%
Total interest-bearing liabilities	54,718	922	1.69%	47,614	742	1.56%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	240			506
Other liabilities	3,306			2,943
Total non-interest-bearing liabilities	3,546			3,449

Total liabilities	58,264			51,063

Equity
Total equity	7,888			5,121

Total liabilities and equity	$66,152			$56,184
Net interest income		$11,320			$10,571

Interest rate spread(2)			16.91%			18.54%
Net interest margin(3)			17.20%			18.78%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rates, from the date of issuance through December 31,
2014, were as follows: GECC loan 4.21%, Bank term loan facility 2.20%, Senior unsecured notes 3.55%. The Bank term loan facility effective rate excludes the impact of a one time charge incurred in connection with the prepayment of the loan facility.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014 vs. Dec 31, 2013
BALANCE SHEET STATISTICS
Total common equity	$10,478	$9,941	$6,393	$6,042	$5,960	$4,518	75.8%
Total common equity as a % of total assets	13.84%	13.53%	10.12%	10.20%	10.09%		3.75%

Tangible assets	$74,239	$72,071	$61,763	$57,832	$57,836	$16,403	28.4%
Tangible common equity(1)	$9,010	$8,543	$4,981	$4,629	$4,711	$4,299	91.3%
Tangible common equity as a % of tangible assets(1)	12.14%	11.85%	8.06%	8.00%	8.15%		3.99%
Tangible common equity per share(1)	$10.81	$10.24	$7.07	$6.57	$6.68	$4.13	61.8%

REGULATORY CAPITAL RATIOS(2)
Basel I
Total risk-based capital ratio(3)	16.2%	16.4%
Tier 1 risk-based capital ratio(4)	14.9%	15.1%
Tier 1 common ratio(5)	14.9%	15.1%
Tier 1 leverage ratio(6)	12.5%	12.2%

Basel III
Tier 1 common ratio(7)	14.5%	14.6%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics as of the end of 3Q 2014 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP
Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is calculated based on Tier 1 capital divided by total assets, after certain adjustments.
(7) Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, in millions)
	Quarter Ended							Twelve months ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	4Q'14 vs. 4Q'13		Dec 31, 2014	Dec 31, 2013	YTD'14 vs. YTD'13
RETAIL CARD
Purchase volume(1),(2)	$24,855	$20,991	$21,032	$16,713	$22,199	$2,656	12.0%	$83,591	$75,739	$7,852	10.4%
Period-end loan receivables	$42,308	$38,466	$37,238	$37,175	$39,834	$2,474	6.2%	$42,308	$39,834	$2,474	6.2%
Average loan receivables, including held for sale	$40,929	$39,411	$38,047	$38,223	$37,576	$3,353	8.9%	$39,278	$35,716	$3,562	10.0%
Average active accounts (in thousands)(2),(3)	49,871	48,433	47,248	48,168	47,455	2,416	5.1%	48,599	45,690	2,909	6.4%

Interest and fees on loans(2)	$2,405	$2,299	$2,158	$2,178	$2,234	$171	7.7%	$9,040	$8,317	$723	8.7%
Other income(2)	141	78	92	96	113	28	24.8%	407	419	(12)	(2.9)%
Platform revenue, excluding retailer share arrangements(2)	2,546	2,377	2,250	2,274	2,347	199	8.5%	9,447	8,736	711	8.1%
Retailer share arrangements(2)	(686)	(683)	(577)	(584)	(651)	(35)	5.4%	(2,530)	(2,331)	(199)	8.5%
Platform revenue(2)	$1,860	$1,694	$1,673	$1,690	$1,696	$164	9.7%	$6,917	$6,405	$512	8.0%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,419	$3,226	$3,115	$2,687	$3,111	$308	9.9%	$12,447	$11,360	$1,087	9.6%
Period-end loan receivables	$12,095	$11,514	$11,014	$10,647	$10,893	$1,202	11.0%	$12,095	$10,893	$1,202	11.0%
Average loan receivables	$11,772	$11,267	$10,785	$10,775	$10,844	$928	8.6%	$11,171	$10,469	$702	6.7%
Average active accounts (in thousands)(3)	7,113	6,892	6,692	6,737	6,566	547	8.3%	6,869	6,330	539	8.5%

Interest and fees on loans	$426	$405	$379	$372	$399	$27	6.8%	$1,582	$1,506	$76	5.0%
Other income	9	7	8	8	4	5	125.0%	32	36	(4)	(11.1)%
Platform revenue, excluding retailer share arrangements	435	412	387	380	403	32	7.9%	1,614	1,542	72	4.7%
Retailer share arrangements	(11)	(9)	(12)	(9)	(9)	(2)	22.2%	(41)	(36)	(5)	13.9%
Platform revenue	$424	$403	$375	$371	$394	$30	7.6%	$1,573	$1,506	$67	4.4%

CARECREDIT
Purchase volume(1)	$1,807	$1,787	$1,831	$1,686	$1,692	$115	6.8%	$7,111	$6,759	$352	5.2%
Period-end loan receivables	$6,883	$6,787	$6,621	$6,463	$6,527	$356	5.5%	$6,883	$6,527	$356	5.5%
Average loan receivables	$6,846	$6,713	$6,531	$6,497	$6,475	$371	5.7%	$6,652	$6,222	$430	6.9%
Average active accounts (in thousands)(3)	4,683	4,582	4,446	4,437	4,381	302	6.9%	4,541	4,233	308	7.3%

Interest and fees on loans	$421	$412	$383	$378	$399	$22	5.5%	$1,594	$1,472	$122	8.3%
Other income	12	11	12	11	13	(1)	(7.7)%	46	45	1	2.2%
Platform revenue, excluding retailer share arrangements	433	423	395	389	412	21	5.1%	1,640	1,517	123	8.1%
Retailer share arrangements	(1)	(1)	(1)	(1)	(2)	1	(50.0)%	(4)	(6)	2	(33.3)%
Platform revenue	$432	$422	$394	$388	$410	$22	5.4%	$1,636	$1,511	$125	8.3%

TOTAL SYF
Purchase volume(1),(2)	$30,081	$26,004	$25,978	$21,086	$27,002	$3,079	11.4%	$103,149	$93,858	$9,291	9.9%
Period-end loan receivables	$61,286	$56,767	$54,873	$54,285	$57,254	$4,032	7.0%	$61,286	$57,254	$4,032	7.0%
Average loan receivables, including held for sale	$59,547	$57,391	$55,363	$55,495	$54,895	$4,652	8.5%	$57,101	$52,407	$4,694	9.0%
Average active accounts (in thousands)(2),(3)	61,667	59,907	58,386	59,342	58,402	3,265	5.6%	60,009	56,253	3,756	6.7%

Interest and fees on loans(2)	$3,252	$3,116	$2,920	$2,928	$3,032	$220	7.3%	$12,216	$11,295	$921	8.2%
Other income(2)	162	96	112	115	130	32	24.6%	485	500	(15)	(3.0)%
Platform revenue, excluding retailer share arrangements(2)	3,414	3,212	3,032	3,043	3,162	252	8.0%	12,701	11,795	906	7.7%
Retailer share arrangements(2)	(698)	(693)	(590)	(594)	(662)	(36)	5.4%	(2,575)	(2,373)	(202)	8.5%
Platform revenue(2)	$2,716	$2,519	$2,442	$2,449	$2,500	$216	8.6%	$10,126	$9,422	$704	7.5%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
COMMON EQUITY MEASURES
GAAP Total common equity	$10,478	$9,941	$6,393	$6,042	$5,960
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(519)	(449)	(463)	(464)	(300)
Tangible common equity	$9,010	$8,543	$4,981	$4,629	$4,711
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)	287	292
Basel I - Tier 1 capital and Tier 1 common equity	$9,297	$8,835
Adjustments for certain other intangible assets and deferred tax liabilities	(20)	(24)
Basel III - Tier I common equity	$9,277	$8,811

RISK-BASED CAPITAL
Basel I - Tier 1 capital and Tier 1 common equity	$9,297	$8,835
Add: Allowance for loan losses includible in risk-based capital	808	760
Basel I - Risk-based capital	$10,105	$9,595

ASSET MEASURES
Total assets	$75,707	$73,469
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,181)	(1,110)
Other	79	4
Total assets for leverage purposes - Basel I	$74,605	$72,363

Risk-weighted assets - Basel I	$62,250	$58,457
Additional risk weighting adjustments related to:
Deferred taxes	1,321	1,319
Loan receivables delinquent over 90 days	581	526
Other	(11)	(2)
Risk-weighted assets - Basel III (fully phased in)	$64,141	$60,300

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$12.57	$11.92	$9.06	$8.57	$8.45
Less: Goodwill	(1.14)	(1.14)	(1.34)	(1.34)	(1.34)
Less: Intangible assets, net	(0.62)	(0.53)	(0.66)	(0.67)	(0.43)
Tangible common equity per share	$10.81	$10.25	$7.06	$6.56	$6.68